SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 16, 2015

SARATOGA RESOURCES, INC.
(Exact name of registrant as specified in Charter)

Texas	0-27563	76-0314489
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

3 Riverway, Suite 1810 Houston, Texas 77056
(Address of Principal Executive Offices)(Zip Code)

713-458-1560
(Issuer Telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry Into a Material Definitive Agreement

On March 16, 2015, Saratoga Resources, Inc., along with its subsidiaries, Lobo Operating, Inc., Lobo Resources, Inc., Harvest Oil & Gas, LLC and The Harvest Group, LLC (collectively, the “Company”) entered into amendments (the “Amendments”) to the First Lien Forbearance Agreement and the Second Lien Forbearance Agreement previously disclosed under Form 8-K dated January 30, 2015.

Pursuant to the Amendments, the forbearance periods under the First Lien Forbearance Agreement and the Second Lien Forbearance Agreement were extended until April 30, 2015 and the Company agreed to certain additional disclosure and other procedural obligations.

The description of the Amendments contained in this Item 1.01 is qualified in its entirety by the full text of those documents, copies of which are attached to this report as Exhibit 10.1 and Exhibit 10.2 and are hereby incorporated by reference into this Item 1.01.  Readers are directed to the Company’s Form 8-K dated January 30, 2015 with regard to the background and terms of the First Lien Forbearance Agreement and the Second Lien Forbearance Agreement.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2015, the Board of Directors of the Company appointed Jeff N. Huddleston, 41, a Managing Director of Conway MacKenzie Management Services, LLC (“Conway MacKenzie”), to serve as the Company’s Interim Chief Financial Officer, effective immediately. Mr. Huddleston has over 15 years of experience in restructuring, reorganization and turnaround management. He has served as a Managing Director of Conway MacKenzie, a financial and management consulting firm, since 2008. Mr. Huddleston has served as a financial advisor as well as Chief Restructuring Officer and in other interim management roles to numerous energy companies.

The Company will pay Conway MacKenzie a monthly fee of $50,000 in connection with Mr. Huddleston’s service as its Interim Chief Financial Officer, and will pay Conway MacKenzie additional fees based on hourly rates for other Conway MacKenzie personnel. Mr. Huddleston is not separately compensated by the Company for serving as its Interim Chief Financial Officer.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

10.1

Second Amendment to Forbearance Agreement to First Lien Indenture, dated March 16, 2015

10.2

Second Amendment to Forbearance Agreement to Second Lien Indenture, dated March 16, 2015

99.1

Press release, dated March 19, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SARATOGA RESOURCES, INC.

Dated: March 19, 2015	By:	/s/ Andrew C. Clifford
Andrew C. Clifford
President

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